================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                  July 31, 1998
                        ---------------------------------
                        (Date of earliest event reported)



                             Evergreen Bancorp, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                       0-10275                 36-3114735
-------------------------------       ----------------       -------------------
(State or other jurisdiction of       (Commission File        (I.R.S. Employer
incorporation or organization)            Number)            Identification No.)


                                 237 Glen Street
                              Glens Falls, New York
                    ----------------------------------------
                    (Address of principal executive offices)


                                      12801
                                   ----------
                                   (Zip code)


                                 (518) 792-1151
                         -------------------------------
                         (Registrant's telephone number,
                              including area code)


                                       N/A
                            -------------------------
                             (Former name or former
                            address, if changed since
                                  last report.)

================================================================================

ITEM 5.  OTHER EVENTS

         On July 31, 1998, the registrant, Evergreen Bancorp, Inc. (the "Company" or "Evergreen"), entered into an Affiliation Agreement and Plan of Reorganization ("Affiliation Agreement") with Banknorth Group, Inc. ("Banknorth"). Both the Company and Banknorth are registered as bank holding companies under the Bank Holding Company Act of 1956, as amended.

         The Affiliation Agreement provides that the Company will be merged with and into Banknorth (the "Merger"), with Banknorth as the surviving corporation, pursuant to the terms of an Agreement and Plan of Merger ("Merger Agreement"), set forth as Exhibit A to the Affiliation Agreement. Pursuant to the Merger Agreement, each share of Company common stock outstanding at the effective time of the Merger (subject to certain exceptions), together with the rights associated therewith (the "Rights") issued pursuant to the Rights Agreement, dated as of April 17, 1998, between the Company and Evergreen Bank, N.A. ("Evergreen Bank"), as rights agent (the "Rights Agreement"), will be converted into 0.90 shares of Banknorth common stock, with cash being paid in lieu of any fractional shares. The Merger is intended to constitute a tax-free reorganization under the Internal Revenue Code of 1986, as amended, and to be accounted for as a pooling of interests.

         The consummation of the Merger requires the satisfaction of certain conditions, including regulatory approvals and the approval of the Merger Agreement and the Merger by the shareholders of both the Company and Banknorth.

         Following the consummation of the merger, George W. Dougan, the current Chairman and Chief Executive Officer of the Company, will be named Vice Chairman of Banknorth. Banknorth will expand its board of directors to include Mr. Dougan and two additional board members to be selected by the Company and approved by Banknorth. Evergreen Bank will continue to operate as a separate banking subsidiary with its own board of directors.

         In connection with the Affiliation Agreement, the Company also entered into a separate Stock Option Agreement ("Stock Option Agreement"), set forth as Exhibit C to the Affiliation Agreement, with Banknorth. The Stock Option Agreement grants Banknorth an irrevocable option ("Banknorth Option") to purchase up to 19.9%, subject to certain adjustments, of the Company's outstanding shares of common stock at a purchase price of $27.75 per share. The Banknorth Option is exercisable only upon certain events, as specified in the Stock Option Agreement. Under certain circumstances described in the Stock Option Agreement, the Company may be required to repurchase the Banknorth Option, or the shares acquired pursuant to the exercise of the Banknorth Option.

         In connection with the Merger, the directors of the Company have entered into certain individual letters of agreement with Banknorth ("Stockholder Letter Agreements"), in the form set forth as Exhibit D to the Affiliation Agreement. Pursuant to the Stockholder Letter Agreements, each director agreed, among other things, to vote for approval of the Merger shares of Company common stock over which the director has sole voting power.

         In connection with the execution of the Merger Agreement and the Stock Option Agreement, the Company amended the Rights Agreement to provide that the Rights will not become distributable or exercisable as a result of the execution of the Merger Agreement and the Stock Option Agreement or the consummation of the transactions contemplated thereby.

         A copy of Amendment No. 1 to the Rights Agreement is attached hereto as
Exhibit 4.1 and is incorporated herein by reference.

         Copies of the Affiliation Agreement, as well as the Merger Agreement, Stock Option Agreement, and the form of the Stockholder Letter Agreements, set forth as Exhibits A, C, and D, respectively, thereto, dated as of July 31, 1998, between the Company and Banknorth are included with the Schedule 13D filed by Banknorth (Commission File No. 0-18173) on August 10, 1998.

         For information regarding certain of the terms of the Affiliation Agreement and related agreements, as well as the recision of the Company's stock repurchase program, reference is made to the joint press release by Evergreen and Banknorth dated July 31, 1998, included with the Current Report on the Form 8-K filed by Banknorth (Commission File No. 0-18173) on August 10, 1998 "Banknorth 8-K".

         The press release included with the Banknorth 8-K contains forward-looking statements with respect to the financial condition, results of operations, and business of the Company and Banknorth, including statements concerning future events or performance and assumptions and other statements that are other than statements of historical facts. The forward-looking statements in the press release involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among others, the following possibilities: (1) competitive pressure among depository institutions increases significantly; (2) costs or difficulties related to the integration of the business of the Company and Banknorth are greater than expected; (3) changes in the interest rate environment reduce interest margins; (4) general economic conditions, either nationally or in the states in which the combined company will be doing business, are less favorable than expected; (5) legislation or regulatory requirements or changes adversely affect the business in which the combined company would be engaged; (6) certain customers and vendors of critical systems or services fail to comply with year 2000 programming issues; or (7) other factors enumerated in the Company's Annual Report on Form 10-K for the year ended December 31, 1997 (Commission File No. 0-10275). The Company assumes no responsibility to update these statements after the date hereof.

         The foregoing descriptions of and references to all of the above-mentioned agreements and documents do not purport to be complete and are qualified in their entirety by reference to the complete texts of such documents filed or incorporated by reference as exhibits hereto.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Not Applicable.

         (b)      Not Applicable.

         (c)      Exhibits.

               2.1 Affiliation Agreement and Plan of Reorganization, dated as of July 31, 1998, between Banknorth Group, Inc. and Evergreen Bancorp, Inc., incorporated by reference from
                      Exhibit 1 of the Schedule 13D filed by Banknorth Group, Inc. (Commission File No. 0-18173) on August 10, 1998.

               2.2 Agreement and Plan of Merger, dated as of July 31, 1998, by and among Banknorth Group, Inc. and Evergreen Bancorp, Inc. incorporated by reference from Exhibit 2 of the
                      Schedule 13D filed by Banknorth Group, Inc. (Commission File No. 0-18173) on August 10, 1998.

               4.1 Amendment No. 1, dated as of July 31, 1998, to the Rights Agreement, dated as of April 17, 1998, between Evergreen Bancorp, Inc. and Evergreen Bank, N.A., as rights agent.

               10.1 Stock Option Agreement, dated as of July 31, 1998, between Evergreen Bancorp, Inc. and Banknorth Group, Inc. incorporated by reference from Exhibit 3 of the Schedule 13D filed by Banknorth Group, Inc. (Commission File No. 0-18173) on August 10, 1998.

               10.2 Form of Stockholder Letter Agreement, dated as of July 31, 1998, between Evergreen Bancorp, Inc. directors and Banknorth Group, Inc. incorporated by reference from
                      Exhibit 4 of the Schedule 13D filed by Banknorth Group, Inc. (Commission File No. 0-18173) on August 10, 1998.

               99.1 Evergreen Bancorp, Inc. Press Release dated July 31, 1998, incorporated by reference from Exhibit 99.1 of the Current Report on Form 8-K filed by Banknorth Group, Inc. (Commission File No. 0-18173) on August 10, 1998.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: August 10, 1998.                          Evergreen Bancorp, Inc.

                                                 By: /s/ George W. Dougan
                                                     ------------------------
                                                     George W. Dougan
                                                     Chairman and
                                                      Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.    Description

2.1 Affiliation Agreement and Plan of Reorganization, dated as of July 31, 1998, between Banknorth Group, Inc. and Evergreen Bancorp, Inc., incorporated by reference from Exhibit 1 of the
               Schedule 13D filed by Banknorth Group, Inc. (Commission File No. 0-18173) on August 10, 1998.

2.2 Agreement and Plan of Merger, dated as of July 31, 1998, by and among Banknorth Group, Inc. and Evergreen Bancorp, Inc. incorporated by reference from Exhibit 2 of the Schedule 13D filed by Banknorth Group, Inc. (Commission File No. 0-18173) on August 10, 1998.

4.1 Amendment No. 1, dated as of July 31, 1998, to the Rights Agreement, dated as of April 17, 1998, between Evergreen Bancorp, Inc. and Evergreen Bank, N.A., as rights agent.

10.1 Stock Option Agreement, dated as of July 31, 1998, between Evergreen Bancorp, Inc. and Banknorth Group, Inc. incorporated by reference from Exhibit 3 of the Schedule 13D filed by Banknorth Group, Inc. (Commission File No. 0-18173) on August 10, 1998.

10.2 Form of Stockholder Letter Agreement, dated as of July 31, 1998, between Evergreen Bancorp, Inc. directors and Banknorth Group, Inc. incorporated by reference from Exhibit 4 of the Schedule 13D filed by Banknorth Group, Inc. (Commission File No. 0-18173) on August 10, 1998.

99.1 Evergreen Bancorp, Inc. Press Release dated July 31, 1998, incorporated by reference from Exhibit 99.1 of the Current Report on Form 8-K filed by Banknorth Group, Inc. (Commission File No. 0-18173) on August 10, 1998.